SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: December 9, 1998
KHAN FUNDS

DELAWARE				811-7829		76-0521013

714 FM 1960 WEST #201
HOUSTON, TX 77090
(281) 444-7657

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

KPMG Peat Marwick LLP was previously the principal accountants for Khan Funds. On December 9, 1998, that firm declined to stand for reelection and Tait, Weller and Baker will be considered as principal accountants.
The decision to change accountants will be considered by the board of directors in the meeting scheduled on December 18 of 1998.

In connection with the audit of the fiscal year ended
December 31, 1997, and the subsequent interim period through December 9, 1998, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit report of KPMG Peat Marwick LLP on the financial statements of Khan Funds as of December 31, 1997 and for the period from July 9,1997 (date operations commenced) through December 31, 1997, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from KPMG Peat Marwick is attached as Exhibit A.

ITEM 7. EXHIBITS

EXHIBIT 16.1  LETTER RE: CHANGE IN CERTIFYING ACCOUNTANT

				SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND
EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED
THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED HERETO DULY AUTHORIZED.

					KHAN FUNDS



December 9, 1998				/S/  S.D. KHAN
			   ____________________________________
						S.D. KHAN
						CHAIRMAN AND PRESIDENT


	EXHIBIT 16.1




Exhibit A:

Securities and Exchange Commission
Washington, D.C. 20549			December 10, 1998


Ladies and Gentlemen:

We were previously principal accountants for Khan Funds and, under the date of January 24, 1998, we reported on the financial statements of Khan Growth Fund as of December 31, 1997 and for the period from July 9, 1997
(date operations commenced) through December 31, 1997.
On December 9, 1998 we declined to stand for reelection.
We have read Khan Funds' statements included under Item
4 of its form 8-K dated December 9, 1998, and we agree with such statements, except that we are not in a position to agree or disagree with Khan Funds' statement that Tait, Weller and Baker will be considered as principal accountants or that the decision to change accountants will be considered by the board of directors in the meeting scheduled on December 18, 1998.


Very truly yours,


KPMG Peat Marwick